As Filed with the Securities and Exchange Commission on June 29, 2007

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

June 29, 2007

Date of Report (Date of Earliest Event Reported)

Capital Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Tennessee

(State or other jurisdiction of

incorporation or organization)

000-51114	62-1848668
(Commission File Number)	(I.R.S. Employer Identification Number)

1820 West End Avenue

Nashville, TN

(Address of principal executive offices)

37203

(Zip Code)

615-327-9000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01.	Other Events.

On June 29, 2007, Capital Bancorp, Inc. (“Capital”) issued a press release stating that its shareholders have approved the merger of Capital with and into Renasant Corporation (“Renasant”). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward Looking Statements

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the expected benefits of the transaction between Renasant and Capital, including future financial and operating results, enhanced revenues and the expected market position of the combined company and (ii) Renasant and Capital’s plans, objectives, expectations and intentions and other statements that are not historical facts. Other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “projects” or words of similar meaning generally are intended to identify forward-looking statements. These statements are based upon the current beliefs and expectations of Renasant’s and Capital’s management and are inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond their respective control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from those indicated or implied in the forward-looking statements.

The following risks, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Renasant and Capital may not be integrated successfully or the integration may be more difficult, time-consuming or costly than expected; (2) the expected growth opportunities or costs savings from the transaction may not be fully realized or may take longer to realize than expected; (3) revenues following the transaction may be lower than expected as a result of losses of customers or other reasons; (4) deposit attrition, operating costs, customer loss and business disruption following the transaction, including difficulties in maintaining relationships with employees, may be greater than expected; (5) governmental approvals of the transaction may not be obtained on the proposed terms or expected timeframe; (6) a weakening of the economies in which the combined company will conduct operations may adversely affect our operating results; (7) the U.S. legal and regulatory framework could adversely affect the operating results of the combined company; (8) the interest rate environment may compress margins and adversely affect net interest income; and (9) competition from other financial services companies in our markets could adversely affect operations. Additional factors that could cause Renasant’s and Capital’s results to differ materially from those described in the forward-looking statements can be found in Renasant’s and Capital’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC’s website (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning Renasant, Capital or the proposed merger or other matters and attributable to Renasant, Capital or any person acting on either of their behalf are expressly qualified in their entirety by the cautionary statements above. Renasant and Capital do not undertake any obligation to update any forward-looking statement, whether written or oral, to reflect circumstances or events that occur after the date the forward-looking statements are made.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibit is furnished herewith:

Exhibit No.	Description
99.1	Capital Bancorp, Inc. press release dated June 29, 2007.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAPITAL BANCORP, INC.

Date: June 29, 2007	By:	/s/ Sally Kimble
Sally Kimble, Chief Financial Officer